Exhibit 99.1

SeaWorld Entertainment, Inc. Announces CFO Transition

ORLANDO, FL, May 11, 2022 - SeaWorld Entertainment, Inc. (NYSE: SEAS) (“SeaWorld” or the “Company”), a leading theme park and entertainment company, today announced that after a nine-year tenure with the Company, Elizabeth Castro Gulacsy intends to retire from SeaWorld in order to move on to the next chapter of her career effective on December 31, 2022 or upon the appointment of her successor, if earlier. She will continue to serve in a consulting capacity with the Company for an extended period thereafter to ensure a smooth transition.  The Company has retained a nationally recognized recruiting firm to conduct a search for this position.

“On behalf of the management team and our Board, I want to thank Elizabeth for her significant contributions and her leadership over nearly a decade at SeaWorld, including during the last few years as we have navigated the unprecedented environment brought about by COVID.  Elizabeth’s extensive financial and leadership skills, unwavering commitment and tireless efforts have helped deliver significant value for stakeholders.  We are proud she has called SeaWorld Entertainment, Inc. home for the past nine years and appreciate her dedication to help us through an extended transition period while we search for her successor.  We wish her much success going forward,” said Marc Swanson, Chief Executive Officer of SeaWorld Entertainment, Inc.

“With SeaWorld in a strong financial position, incredible momentum and an extremely bright future, the time is right for me to move on to the next chapter in my career,” said Elizabeth Castro Gulacsy, Chief Financial Officer and Treasurer of SeaWorld Entertainment, Inc.  “I have great respect for the leadership team and the Board of this Company, and I want to thank them for their support, partnership, mentorship and friendship over my many years at the Company.  I also want to express my respect and appreciation for the passion and dedication of our Ambassadors at our parks and throughout the Company and want to thank them for all they do to care for our animals, attend to our guests and deliver for our shareholders each and every day.  I’m committed to working with Marc, the rest of the leadership team and the Board to ensure a seamless transition and to continue to support SeaWorld in any way I can going forward.”

About SeaWorld Entertainment, Inc.

SeaWorld Entertainment, Inc. (NYSE: SEAS) is a leading theme park and entertainment company providing experiences that matter, and inspiring guests to protect animals and the wild wonders of our world. The Company is one of the world’s foremost zoological organizations and a global leader in animal welfare, training, husbandry and veterinary care. The Company collectively cares for what it believes is one of the largest zoological collections in the world and has helped lead advances in the care of animals. The Company also rescues and rehabilitates marine and terrestrial animals that are ill, injured, orphaned or abandoned, with the goal of returning them to the wild. The SeaWorld® rescue team has helped more than 40,000 animals in need over the Company’s history.  SeaWorld Entertainment, Inc. owns or licenses a portfolio of recognized brands including SeaWorld®, Busch Gardens®, Aquatica®, Sesame Place® and Sea Rescue®. Over its more than 60-year history, the Company has built a diversified portfolio of 12 destination and regional theme parks that are grouped in key markets across the United States, many of which showcase its one-of-a-kind zoological collection. The Company’s theme parks feature a diverse array of rides, shows and other attractions with broad demographic appeal which deliver memorable experiences and a strong value proposition for its guests.

Copies of this and other news releases as well as additional information about SeaWorld Entertainment, Inc. can be obtained online at www.seaworldentertainment.com. Shareholders and prospective investors can also register to automatically receive the Company’s press releases, SEC filings and other notices by e-mail by registering at that website.

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to future results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this press release and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this press release, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this press release, including among others: COVID-19 or any related mutations and its impact on the Company’s business and the economy in general; failure to hire and/or retain  employees; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups before government regulators and in the courts; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry and/or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, closures due to pandemics, severe weather and travel-related disruptions or incidents; seasonal fluctuations in operating results, inability to compete effectively in the highly competitive theme park industry; interactions between animals and the Company’s employees and its guests at attractions at its theme parks, animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites and/or information technology systems; increased labor costs, including wage increases, and employee health and welfare benefits; inability to grow the business or fund theme park capital expenditures, inability to realize the benefits of developments, restructurings, acquisitions or other strategic initiatives, and the impact of the costs associated with such activities; inability to remediate an identified material weakness on a timely basis; adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; unionization activities and/or labor disputes; inability to maintain certain commercial licenses; restrictions in its debt agreements limiting flexibility in operating the business; inability to retain the Company’s current credit ratings; the Company’s leverage; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; tariffs or other trade restrictions; actions of activist stockholders; the ability of Hill Path Capital LP and its affiliates to significantly influence its decisions; the policies of the U.S. President and his administration or any change to tax laws; changes in the method for determining LIBOR and the potential replacement of LIBOR may affect its cost of capital; mandates related to COVID-19 vaccinations for employees; changes or declines in its stock price, as well as the risk that securities analysts could downgrade the Company’s stock or its sector; risks associated with the Company’s capital allocation plans and share repurchases, including the risk that its share repurchase program could increase volatility and fail to enhance stockholder value and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this press release. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

CONTACT:

Investor Relations:

Matthew Stroud

Investor Relations

855-797-8625

Investors@SeaWorld.com

Media:

Lisa Cradit

SVP – Head of Communications

(646) 245-2476

Lisa.cradit@seaworld.com

Libby Panke

FleishmanHillard

(314) 719-7521

Libby.Panke@fleishman.com

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